PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2014
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment, net

	December 31,
	2013	2014
Film projection equipment	27,166	33,853
Furniture and office equipment	1,954	2,232
Transportation equipment	853	1,113
Leasehold improvements	45,431	51,673

	75,404	88,871
Less: accumulated depreciation	(13,963)	(18,770)

	61,441	70,101
Construction in progress	2,238	5,615

Property and equipment, net	63,679	75,716